SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): February 24, 2005

                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)

             New York                        3812                 11-0707740
  (State or Other Jurisdiction        (Primary Standard       (I.R.S. Employer
of Incorporation or Organization) Industrial Classification  Identification No.)
                                         Code Number)

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                         60 East 42nd Street 42nd Floor
                               New York, NY 10165
                                  212.716.2000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

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                                 Not applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On February 24, 2005, EDO Corporation issued an earnings release announcing its financial results for the year ended December 31, 2004. A copy of this earnings release is attached hereto as Exhibit 99.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                    SIGNATURE

            Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 24, 2005


                                        EDO CORPORATION



                                        By: /s/ Frederic B. Bassett
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                                        Name:  Frederic B. Bassett
                                        Title: Vice President-Finance, Treasurer
                                               and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Description of Exhibit
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99                         Earnings Press Release of EDO Corporation dated
                           February 24, 2005